UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 12, 2004


                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)

            COLORADO                      0-17204              84-1070066
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
  incorporation or organization)        File Number)      Identification Number)



        1401 W. MAIN STREET, SUITE C                             66720
        CHANUTE, KANSAS                                        (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (620) 431-6200


                              211 WEST 14TH STREET
                                 CHANUTE, KANSAS
          (Former name or former address, if changed since last report)

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                                                     TABLE OF CONTENTS

Item 1.01  Entry into a Material Definitive Agreement.........................1
Item 2.02  Results of Operations and Financial Conditions.....................1
Item 2.04  Triggering Events that Accelerate or Increase
            a Direct Financial Obligation or an Obligation
            under an Off-Balance Sheet Arrangement............................2
Item 3.02  Sale of Unregistered Securities....................................1
Item 9.01  Financial Statements and Exhibits..................................2

Signature

Exhibit Index

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 9, 2004 Infinity, Inc. ("Infinity") entered into Common Stock Purchase Agreements with several institutional investors for the private placement of an aggregate of 1,027,000 shares of its common stock, priced at $5.10 per share. The form of Common Stock Purchase Agreement is attached hereto as Exhibit 4.1. The closing of the private placement was completed on November 12, 2004. Net proceeds of the sale, after commissions and legal and other expenses, was approximately $4.9 million.

      The purchasers of the shares are clients of several large investment firms. The shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933. The sale was made in reliance on
Section 4(2) of the Securities Act and Regulation D promulgated thereunder. All purchasers of the shares are "accredited investors," as that term is defined in Regulation D.

      In connection with the private placement, Infinity also entered into a Registration Rights Agreement with each of the purchasers. The form of Registration Rights Agreement is attached hereto as Exhibit 4.2. Under the terms of the Registration Rights Agreement, Infinity is required to file a registration statement registering the possible resale of the securities sold pursuant to the private placement within 45 days after the closing date and to use commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission within 150 days after the date the registration statement was filed. In the event Infinity fails to meet either of these deadlines, it has agreed to pay liquidated damages to the investors equal to one percent of the total purchase price for each thirty day period until the registration statement is filed or becomes effective, as the case may be.

      Management intends to use the net proceeds for exploration and development costs, the repayment of debt and for working capital.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

      On November 16, 2004, Infinity issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      Also on November 16, 2004, Infinity issued a press release providing an update of its operations. A copy of that press release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

      As of the closing date of Infinity's private placement described above in
Item 1.01, the $1.75 million balance outstanding on the $3 million Bridge Loan by and between Infinity and Irving Strickstein, dated November 21, 2002 (the "Bridge Loan") was accelerated and became due and payable.

ITEM 3.02 SALE OF UNREGISTERED SECURITIES.

See Item 1.01 which is incorporated herein by reference.

The information in Item 2.02 and Exhibits 99.1 and 99.2 in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall the information in Item 2.02 and Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 4.1       Form of Common Stock Purchase Agreement
         Exhibit 4.2       Form of Registration Rights Agreement
         Exhibit 99.1      Earnings Press Release, dated November 16, 2004
         Exhibit 99.2      Press Release, dated November 16, 2004



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 16, 2004

                                                INFINITY, INC.


                                                By:  /s/ James A. Tuell
                                                   -----------------------------
                                                     James A. Tuell
                                                     Senior Vice President
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                                  EXHIBIT INDEX



 EXHIBIT
 NO.            DESCRIPTION
 -------------- ----------------------------------------------------------------
 4.1            Form of Common Stock Purchase Agreement
 4.2            Form of Registration Rights Agreement
 99.1           Earnings Press Release, dated November 16, 2004
 99.2           Press Release, dated November 16, 2004


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